UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 2013

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE

(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 11, 2013, Republic Bank & Trust Company (“RB&T”), a wholly-owned subsidiary of Republic Bancorp, Inc. (“Republic” or the “Company”), entered into a Purchase and Assumption Agreement (the “Agreement”) dated July 11, 2013, with H&R Block Bank (“HRBB”) and its sole shareholder Block Financial LLC. Pursuant to the Agreement, RB&T will acquire certain assets and assume all of the deposits of HRBB (the “P&A Transaction”).  RB&T will not acquire HRBB’s sole banking center location in Kansas City, Missouri.

RB&T and H&R Block, Inc. and its affiliates are currently in separate contract negotiations to enter into a Joint Marketing Master Services Agreement (“MSA”) and a related Receivables Purchase Agreement (“RPA”).  Pursuant to the MSA, RB&T would offer H&R Block-branded financial services products to H&R Block’s clients.  Under the RPA, a portion of the loans originated by RB&T under the MSA may be participated to an H&R Block affiliate, at the option of that affiliate.  In connection with the P&A Transaction, RB&T will not acquire any of HRBB’s existing intercompany contracts with H&R Block to offer various H&R Block-branded financial services products throughout H&R Block’s locations.  There can be no assurance that the parties will successfully negotiate and execute the MSA and the RPA, nor can there be any assurance with respect to the final terms and conditions of these agreements.

As part of the P&A Transaction, RB&T will acquire HRBB non-cash assets projected to be approximately $3 million at closing.  In addition, RB&T will assume approximately $470 million in projected customer deposits.  The net amount of projected deposits less projected non-cash assets, estimated at approximately $467 million, will be paid in cash by HRBB to RB&T at closing.

All of the assets acquired and all of the liabilities assumed by RB&T as part of the P&A Transaction will be done so at HRBB’s book value. The completion of the P&A Transaction is subject to multiple regulatory approvals and the completion of the MSA and RPA by September 30, 2013.  The Agreement requires that all regulatory approvals must be received by September 30, 2013 in order for the P&A Transaction to occur in 2013.  If any regulatory approvals are obtained after September 30, 2013, the Agreement requires that the P&A Transaction will occur between April 30, 2014 and June 18, 2014.  RB&T’s goal is to complete the P&A Transaction in 2013.  RB&T’s ability to offer H&R Block-branded financial services products to H&R Block’s clients under the new MSA will be contingent upon the successful completion of the P&A Transaction.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which has been attached as exhibit 2.1 to this Current Report and incorporated herein by reference.

ITEM 7.01.          REGULATION FD DISCLOSURE

The information set forth in Item 1.01 is hereby incorporated in this Item 7.01 by reference.

On a go-forward basis, the Company estimates the combined financial impact of the Agreement, the MSA and RPA, if all are consummated, to be accretive to the Company’s diluted earnings per Class A and Class B share by approximately $0.57 to $0.75 per year.  The largest benefit of this impact is expected to occur in the first quarter of each calendar year, coinciding with the tax season.  The actual results will vary depending upon a number of factors, including the volumes of Republic’s H&R Block-branded financial services products sold.

A copy of the Company’s press release announcing the Agreement has been attached as Exhibit 99.1 to this Current Report.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.

2.1 - Purchase and Assumption Agreement among Republic Bank & Trust Company, a Kentucky bank and trust company, and H&R Block Bank, a federal savings bank, and Block Financial LLC, a Delaware limited liability company, Dated as of July 11, 2013. The schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request. A list of the omitted schedules is set forth in this exhibit beginning at page iv and is incorporated herein.

99.1 - Republic Bank & Trust Company Press Release dated July 11, 2013

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on our current expectations and assumptions regarding our business, the business of H&R Block, Inc. and its affiliates, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the ability for all parties to receive regulatory approvals as provided for in the Agreement, the ability of the parties to successfully negotiate the MSA and RPA as anticipated, the ability of the parties to successfully consummate the P&A Transaction as contemplated in the Agreement, consumer demand for H&R Block-branded financial services products, consumer demand for H&R Block income tax return preparation services, unanticipated losses for RB&T on H&R Block-branded financial services credit products, the ability for RB&T to maintain deposit balances assumed from HRBB and earn a positive net interest spread on those deposits, incremental overhead costs to RB&T, and other factors set forth as “Risk Factors” at Part II, Item 1A in the Company’s Form 10-K for the period ended December 31, 2012.

Any forward-looking statement made by us in this Current Report on Form 8-K speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date:	July 11, 2013	By:	/s/ Kevin Sipes
Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1

Purchase and Assumption Agreement among Republic Bank & Trust Company, a Kentucky bank and trust company, and H&R Block Bank, a federal savings bank, and Block Financial LLC, a Delaware limited liability company, Dated as of July 11, 2013. The schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request. A list of the omitted schedules is set forth in this exhibit beginning at page iv and is incorporated herein.

99.1	Press Release dated July 11, 2013.